UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

HF FOODS GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38180	81-2717873
State or other Jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market
Preferred Share Purchase Rights	N/A	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 31, 2026, HF Foods Group Inc. (the “Company”) completed the previously announced acquisition of Searay Foods Inc., a corporation formed under the laws of British Columbia (“Searay Canada”) and Morgan Foods Inc., a corporation formed under the laws of British Columbia (“Morgan Foods” and, together with Searay Canada, the “Company Group”), pursuant to the Securities Purchase Agreement, dated as of July 17, 2026 (the “Agreement”), as amended by the Amendment to Securities Purchase Agreement, dated as of August 27, 2026 (the “Amendment”), by and among the Company, HF Acquisition Newco Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Buyer”), HF Toro Canada Holdings Inc., a British Columbia limited company (“Searay AcquisitionCo” and, together with the Company and the Buyer, the “Buyer Entities”), the Company Group; the sellers named therein (the “Sellers”), and Jackie Chi Fai Chan, solely in his capacity as the representative of the Sellers, pursuant to which the Buyer Entities acquired 100% of the issued and outstanding securities of the Company Group from the Sellers (the “Acquisition”).

In accordance with the terms of the Agreement, the Company acquired 100% of the issued and outstanding equity interests of the Company Group from the Sellers, for an aggregate base purchase price of CAD$47,921,740 (equal to five times the baseline Adjusted EBITDA of CAD$9,556,348, plus CAD$140,000), paid as (i) CAD$38,365,392 in cash and (ii) 1,701,871 shares of the Company’s common stock were issued at closing, priced at USD$4.00 per share (the “Shares”). In addition, the Sellers are eligible to receive contingent earnout payments based on achievement of specified EBITDA targets over a two- to three-year period following the closing of the Acquisition (the “Closing”).

In connection with the Closing, the parties entered into the Amendment, which, among other things, (i) subordinates the earnout payments to the credit facilities of the Buyer Entities, (ii) provides for simple interest at SOFR plus 2% per annum on any deferred earnout payments, (iii) waives, solely as a closing condition, the requirement to obtain certain third-party consents at or prior to the Closing, (iv) provides for uncapped indemnification by the Sellers for losses arising from the failure to obtain such consents and (v) permits the Buyer Entities to assign their rights under the Agreement to affiliates and as collateral security to lenders.

Additionally, in connection with the Closing, the Company and the other borrowers under the Third Amended and Restated Credit Agreement, dated as of March 31, 2022 (as amended, the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), entered into a Consent (the “Consent”), pursuant to which the Administrative Agent and the required lenders consented to the joinder of Searay Canada, Morgan Foods and any subsidiary formed or acquired in connection with the Acquisition as parties to the Credit Agreement and related loan documents within five business days following the closing of the Acquisition (or such later date as agreed by the Administrative Agent), rather than immediately upon consummation of the Acquisition. In connection with the Consent, the Searay Acquisition Reserve was released in accordance with the terms of the Credit Agreement.

The foregoing description of the Acquisition, the Agreement, the Amendment and the Consent do not purport to be complete and are qualified in their entirety by the full text of the Agreement and the Amendment, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is set forth in Item 1.01 above, which is incorporated by reference herein.

Item 8.01 Other Events.

On September 3, 2026, the Company issued a press release announcing the Closing. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Any financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Any pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d) Exhibits. The following exhibits are being filed or furnished with this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of July 17, 2026, by and among HF Foods Group Inc., HF Acquisition Newco Inc., HF Toro Canada Holdings Inc., Searay Foods Inc., Morgan Foods Inc., the Sellers named therein, and Jackie Chi Fai Chan, as Sellers Representative (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2026). *†
10.2	Amendment to Securities Purchase Agreement, dated as of August 27, 2026, by and among HF Foods Group Inc., HF Acquisition Newco Inc., HF Toro Canada Holdings Inc., Searay Foods Inc., Morgan Foods Inc., the Sellers named therein, and Jackie Chi Fai Chan, as Sellers Representative. †
10.3	Consent Under Third Amended And Restated Credit Agreement, dated as of August 31, 2026, by and among HF Foods Group Inc. B&R Global Holdings, Inc., subsidiaries of the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, and certain lender parties thereto.
99.1	Press Release, dated September 3, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and similar attachments have been omitted pursuant to Item 601(b)(5)of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

†	Certain portions of this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(10)(iv) because they are both (i) not material to investors and (ii) the type of information that the Company customarily and actually treats as private or confidential, and have been marked with ’’[***]’’ to indicate where omissions have been made. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: September 3, 2026	/s/ Paul McGarry
Paul McGarry
Chief Financial Officer

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